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                                                                    EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Maxtor Corporation (the "Company") on Form 10-Q for the period ended September 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul J. Tufano, Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Paul J. Tufano
                                        ----------------------
November 12, 2002                       Paul J. Tufano
                                        Executive Vice President, Chief
                                             Operating Officer and Chief
                                             Financial Officer